EXHIBIT 99.1

News Release
                                                                   CONTACT:
                                                                   --------
                                                            Allen T. Nelson, Jr.
                                                         Chief Financial Officer
FOR IMMEDIATE RELEASE                                     Phone:  (919) 645-6321
April 24, 2003                                 Email: anelson@capitalbank-nc.com
                                                      --------------------------

   Capital Bank Corporation Reports 26% Increase in First Quarter Net Income

RALEIGH, N.C. - Capital Bank Corporation (Nasdaq: CBKN) today reported consolidated net income for the first quarter of $1,281,000 which is an improvement of $263,000 or 26% when compared to net income of $1,018,000 reported in the first quarter of 2002. The Company reported net income per share for the first quarter of $.19 per share, which is equal to the $.19 per share reported in the first quarter of 2002. Earnings per share did not increase proportionally to net income because the number of average shares outstanding increased by 1,528,000 shares between periods due to the acquisitions during 2002 of High Street Corporation and First Community Financial Corporation.

Total consolidated assets on March 31, 2003 were $856 million, an increase of $214 million or 33% compared to March 31, 2002. At March 31, 2003, loans were $622 million and deposits were $653 million, up 38% and 36%, respectively, when compared to March 31, 2002.

Commenting on the Company's results, James A. Beck, President and Chief Executive Officer said, "We are especially pleased with our overall performance in the first quarter given the continued softness in the economy. Our net interest margin, a measurement of the relative profitability of taking deposits and making loans directly to individuals and companies, has been compressed by the current low interest rate environment. On the other hand, we have been able to partially offset lower margins by taking advantage of record low long term mortgage rates through the fee income generated through our highly successful home mortgage program."

Beck continued, "We acquired High Street Bank and fully integrated it into Capital Bank in December; therefore, the three months ended March 31, 2003 represented the first full quarter of our banking operations in Asheville and Hickory. We are quite pleased with our fast start in those cities. We look forward to expanding our presence in these and a number of our other communities in the near future".

Capital Bank Corporation, headquartered in Raleigh, North Carolina, offers a broad range of financial services through its two subsidiaries, Capital Bank and Capital Bank Investment Services, Inc. Capital Bank operates 21 banking offices in Raleigh (3), Sanford (3), Burlington (3), Asheville (2), Cary (2), Oxford
(2), Hickory, Siler City, Graham, Warrenton, Woodland and Seaboard and a mortgage lending office in Greensboro. The company's website is www.capitalbank-nc.com

Information in this press release contains forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates and the effects of competition. Additional factors that could cause actual results to differ materially are discussed in Capital Bank Corporation's filings with the Securities and Exchange Commission. ###



                            Capital Bank Corporation
                              Summary of Operations
                      (000's omitted except per share data)

                                                            Three Months       Three Months
                                                               Ended              Ended
                                                           March 31, 2003      March 31, 2002
                                                           --------------      --------------

Interest income                                                $10,177            $ 8,372
Interest expense                                                 4,242              3,603
                                                               -------            -------
    Net interest income                                          5,935              4,769
Provision for loan losses                                          600                525
                                                               -------            -------
    Net interest income after provision for loan losses          5,335              4,244
Non-interest income                                              2,605              1,585
Non-interest expense                                             5,948              4,086
                                                               -------            -------
    Income before taxes                                          1,992              1,743
Income tax expense (benefit)                                       711                725
                                                               -------            -------
    Net income                                                 $ 1,281            $ 1,018
                                                               =======            =======

Income per share - basic                                       $  0.19            $  0.20
                                                               =======            =======

Income per share - fully diluted                               $  0.19            $  0.19
                                                               =======            =======


                             End of Period Balances
                      (000's omitted except per share data)

                                         2003                                                   2002
                                      ----------------------------------------------------------------------------------------------
                                       March 31             December 31          September 30           June 30             March 31
                                       --------             -----------          ------------           -------             --------
Assets                                $ 856,076             $ 840,976             $ 659,382           $  642,126           $ 641,571
Loans                                   622,015               600,609               475,865              467,071             453,243
Investment securities                   155,835               155,304               123,533              114,039             111,150
Deposits                                652,690               644,887               521,930              503,021             482,119
Shareholders' equity                     76,513                75,471                56,811               57,318              55,341

Book value per share                      11.55                 11.44                 10.76                10.73               10.33
Allowance for loan losses                 9,919                 9,390                 7,203                6,873               6,750
Net charge-offs                              71                   158                 2,230                  582                 702
Nonperforming assets *                    7,153                 3,994                 5,514                4,757               6,749
Allowance for loan losses as a
    percent of total loans                1.59%                 1.56%                 1.51%                1.47%               1.49%
Nonperforming assets as a percent of
    total assets                          0.84%                 0.47%                 0.84%                0.74%               1.05%
Net interest margin                       3.03%                 3.20%                 3.28%                3.43%               3.48%


  * Loans 90 days or more past due or in nonaccrual status and other real estate





                                Quarterly Results
                      (000's omitted except per share data)

Net income before taxes                 $ 1,992               $ 2,464                $  654              $ 1,820             $ 1,743
Net income                                1,281                 1,637                   435                1,217               1,018

Income per share - basic                   0.19                  0.29                  0.08                 0.22                0.20
Income per share - fully diluted           0.19                  0.28                  0.08                 0.21                0.19

Weighted average shares outstanding:
Basic                                     6,730                 5,830                 5,376                5,457               5,202
Fully diluted                             6,905                 5,996                 5,595                5,686               5,370




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

CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
March 31, 2003 and December 31, 2002
                                                                March 31,     December 31,
ASSETS                                                            2003           2002           Changes      % Change
----------------------------------------------------------------------------------------------------------------------
                               (In thousands)                           (Unaudited)
Cash and due from banks:
     Interest-earning                                           $   8,143      $  13,925      $  (5,782)           -42%
     Non-interest-earning                                          23,084         18,912          4,172             22%
Federal funds sold                                                 13,561         18,696         (5,135)          -27%
Investment securities - available for sale, at fair value         155,835        155,304            531              0%
Loans-net of unearned income and deferred fees                    622,015        600,609         21,406              4%
Allowance for loan losses                                          (9,919)        (9,390)          (529)             6%
                                                                ---------      ---------      ---------      ---------
        Net loans                                                 612,096        591,219         20,877              4%
                                                                ---------      ---------      ---------      ---------
Premises and equipment, net                                        13,269         13,399           (130)            -1%
Accrued interest receivable                                         3,365          3,455            (90)            -3%
Deposit premium and goodwill, net                                  14,775         14,884           (109)            -1%
Deferred tax assets                                                 5,343          5,174            169              3%
Other assets                                                        6,605          6,008            597             10%
                                                                ---------      ---------      ---------      ---------

            Total assets                                        $ 856,076      $ 840,976      $  15,100              2%
                                                                =========      =========      =========      =========

LIABILITIES
Deposits:
     Demand, non-interest bearing                               $  58,995      $  50,238      $   8,757             17%
     Savings, money market accounts and interest checking         198,824        224,208        (25,384)           -11%
     Time deposits                                                394,871        370,441         24,430              7%
                                                                ---------      ---------      ---------      ---------
        Total deposits                                            652,690        644,887          7,803              1%
                                                                ---------      ---------      ---------      ---------
Accrued interest payable                                            1,416          1,450            (34)            -2%
Repurchase agreements                                              11,993         13,081         (1,088)            -8%
Borrowings                                                        104,791         97,858          6,933              7%
Other liabilities                                                   8,674          8,229            445              5%
                                                                ---------      ---------      ---------      ---------
            Total liabilities                                     779,564        765,505         14,059              2%

STOCKHOLDERS' EQUITY
Common stock, no par value; 20,000,000 shares authorized;
     shares issued 2003 - 7,057,776 and 2002 - 7,022,468           74,591         74,338            253              0%
Treasury stock at cost, no par value; 2003 - 431,684 shares
     and 2002 - 426,684 shares                                     (5,713)        (5,641)           (72)             1%
Retained earnings                                                   6,430          5,481            949             17%
Accumulated other comprehensive income                              1,204          1,293            (89)            -7%
                                                                ---------      ---------      ---------      ---------
            Total stockholders' equity                             76,512         75,471          1,041              1%
                                                                ---------      ---------      ---------      ---------
            Total liabilities and stockholders' equity          $ 856,076      $ 840,976      $  15,100              2%
                                                                =========      =========      =========      =========



CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended March 31, 2003 and 2002
                                                                     2003           2002           Changes         % Change
-----------------------------------------------------------------------------------------------------------------------------
                                      (In thousands)                       (Unaudited)
Interest income:
     Loans and loan fees                                         $     8,478     $     6,786     $     1,692               25%
     Investment securities                                             1,628           1,503             125                8%
     Federal funds and other interest income                              71              83             (12)             -14%
                                                                 -----------     -----------     -----------      -----------
         Total interest income                                        10,177           8,372           1,805               22%
                                                                 -----------     -----------     -----------      -----------

Interest expense:
     Deposits                                                          3,156           2,851             305               11%
     Borrowings and repurchase agreements                              1,086             752             334               44%
                                                                 -----------     -----------     -----------      -----------
         Total interest expense                                        4,242           3,603             639               18%
                                                                 -----------     -----------     -----------      -----------
         Net interest income                                           5,935           4,769           1,166               24%
     Provision for loan losses                                           600             525              75               14%
                                                                 -----------     -----------     -----------      -----------
         Net interest income after provision for loan losses           5,335           4,244           1,091               26%

Noninterest income:
     Service charges and other fees                                      656             505             151               30%
     Net gain on sale of securities                                      251              84             167              199%
     Other noninterest income                                          1,698             996             702               70%
                                                                 -----------     -----------     -----------      -----------
         Total noninterest income                                      2,605           1,585           1,020               64%
                                                                 -----------     -----------     -----------      -----------

Noninterest expenses:
     Salaries and employee benefits                                    3,428           2,203           1,225               56%
     Occupancy                                                           532             368             164               45%
     Data processing                                                     279             250              29               12%
     Directors fees                                                       78              59              19               32%
     Advertising                                                         191             199              (8)              -4%
     Furniture and equipment                                             368             295              73               25%
     Amortization of intangibles                                          74              30              44              147%
     Other expenses                                                      998             682             316               46%
                                                                 -----------     -----------     -----------      -----------
         Total noninterest expenses                                    5,948           4,086           1,862               46%
                                                                 -----------     -----------     -----------      -----------
            Net income before tax expense                              1,992           1,743             249               14%
     Income tax expense (benefit)                                        711             725             (14)              -2%
                                                                 -----------     -----------     -----------      -----------

            Net income                                           $     1,281     $     1,018     $       263               26%
                                                                 ===========     ===========     ===========      ===========

Earnings per share pretax - basic                                $      0.30     $      0.34     $     (0.04)             -12%
                                                                 ===========     ===========     ===========      ===========
Earnings per share pretax - diluted                              $      0.29     $      0.33     $     (0.04)             -12%
                                                                 ===========     ===========     ===========      ===========

Earnings per share - basic                                       $      0.19     $      0.20     $     (0.01)              -5%
                                                                 ===========     ===========     ===========      ===========
Earnings per share - diluted                                     $      0.19     $      0.19     $        --                0%
                                                                 ===========     ===========     ===========      ===========

Weighted Average Shares:
Basic                                                              6,729,505       5,201,581       1,527,924               29%
                                                                 ===========     ===========     ===========      ===========
Fully Diluted                                                      6,904,526       5,369,816       1,534,710               29%
                                                                 ===========     ===========     ===========      ===========

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

      Capital Bank Corporation
        Nonperforming Assets
           (In thousands)

                                              March 31, 2003              December 31, 2002          September 30, 2002
                                        --------------------------  --------------------------   --------------------------
                                                         As a                        As a                         As a
                                                      percent of                  percent of                   percent of
                                           Total      total assets     Total       total assets    Total      total assets
                                        ------------  ------------  ------------  ------------   -----------  -------------
Commercial and
  Commercial Real Estate                      4,272         0.51%         1,015         0.13%         1,788          0.27%
Consumer                                         87         0.01%            33         0.00%            28          0.00%
Equity Lines                                    243         0.04%           422         0.06%           334          0.05%
Construction                                    379         0.04%           206         0.02%            52          0.01%
Mortgage                                      1,284         0.15%         1,371         0.16%         1,446          0.22%
                                        ------------  ----------    ------------  ----------    -----------  ------------
  Total Nonperforming Loans                   6,265         0.75%         3,047         0.37%         3,648          0.55%
Other Real Estate Owned                         888         0.10%           947         0.11%         1,866          0.28%
                                        ------------  ----------    ------------  ----------     -----------  -----------
  Total Nonperforming Assets                  7,153         0.85%         3,994         0.48%         5,514          0.83%
                                        ============  ==========    ============  ==========    ===========  ============

Total Assets                                856,076                     840,976                     659,154
                                        ============                ============                 ===========

Allowance for Loan Losses as a
  Percent of Nonperforming Loans               158%                        308%                        197%
                                        ============                ============                 ===========


  Nonperforming assets include loans that are 90 days or more past due or in nonaccrual status and other real estate owned. The increase in nonperforming commercial loans in the first quarter of 2003 was due almost entirely to one large commercial loan secured by real estate that was placed on nonaccrual status.